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                                     FORM OF
                                     WARRANT

         THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A PRIOR EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR A PRIOR OPINION OF COUNSEL TO THE COMPANY OR SUCH OTHER COUNSEL AS SHALL BE SATISFACTORY TO THE COMPANY STATING THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR STATE SECURITIES LAWS.

                             SOULFOOD CONCEPTS, INC.
                             A Delaware Corporation

               WARRANT TO PURCHASE ______ SHARES OF COMMON STOCK,
                            PAR VALUE $.003 PER SHARE

              VOID AFTER 5:00 P.M. EASTERN TIME ON JANUARY 26, 2000

         This certifies that, for value received, ____________ (the "Warrant Holder"), is entitled, subject to the terms and conditions hereof, to purchase from Soulfood Concepts, Inc. (the "Company"), at any time or from time to time, but in any event, on or before January 26, 2000, up to _____ shares of common stock of the Company, par value $.003 per share ("Common Stock"), at an exercise price of $2.20 per share, subject to adjustment as hereinafter provided (the "Exercise Price"), and to receive a certificate or certificates for the Common Stock so purchased pursuant to and subject to the terms and conditions set forth below.

                  This Warrant is being purchased pursuant to the Note Purchase Agreement of even date herewith between the Warrant Holder and the Company.

                  1. This Warrant may be exercised in whole or in part at any time, or from time to time, by delivery and surrender to the Company, subject to
Section 2 below, of this Warrant and a subscription form substantially similar to that attached to this Warrant as Exhibit A duly executed by the Warrant Holder at the offices of the Company at 630 Ninth Avenue, Suite 310, New York, New York 10036, accompanied by payment in full, in lawful money of the United States, or by certified or bank check, or postal or express money order payable in United States dollars to the order of the Company, of the Exercise Price for each share of Common Stock as to which this Warrant is being exercised on or before 5:00 P.M. Eastern time on January 26, 2000, after which time this Warrant shall be void.

                  2. (a) Upon the exercise of this Warrant, in full, the Company shall, or shall direct its transfer agent to, issue to the Warrant Holder certificates for the total number of shares


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of Common Stock issuable on the date of such exercise pursuant to the terms of this Warrant in such denominations as are required by the Warrant Holder, and the Company shall, or shall direct its transfer agent to, thereupon deliver such certificates to or in accordance with the instructions of the Warrant Holder.

                           (b) In the event that the Warrant Holder shall
exercise this Warrant with respect to less than all of the shares of Common Stock that may be purchased under the terms of this Warrant, the Company shall, or shall direct its transfer agent to, issue to the Warrant Holder certificates for the shares of Common Stock for which this Warrant is being exercised in such denominations as are required for delivery to the Warrant Holder, and the Company shall, or shall direct its transfer agent to, thereupon deliver such certificates to or in accordance with the instructions of the Warrant Holder, and the Company shall issue to the Warrant Holder a new Warrant, duly executed by the Company, in form and substance identical to this Warrant for the balance of the shares of Common Stock then issuable pursuant to the terms of this Warrant.

                           (c) Notwithstanding anything to the contrary
contained herein, neither the Company nor its transfer agent shall be required to issue any fraction of a share of Common Stock in connection with the exercise of this Warrant, and the Company shall, upon exercise of this Warrant in whole or in part, issue the largest number of whole shares of Common Stock to which this Warrant is entitled upon such full or partial exercise and shall return to the Warrant Holder the amount of the Exercise Price paid by the Warrant Holder in respect of any fractional share.

                  3. The Warrant Holder, as such, shall not be entitled to vote or receive dividends or be deemed the holder of shares of Common Stock for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Warrant Holder, as such, any of the rights of a shareholder of the Company including, without limitation, any right to vote, give or withhold consent to any action by the Company (whether upon the recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or other action affecting shareholders, receive dividends or subscription rights, or otherwise, until this Warrant shall have been exercised; provided, however, that any exercise of this Warrant, in whole or in part, on any date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for such shares of Common Stock are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open, and this Warrant shall not be deemed to have been exercised, in whole or in part, as the case may be, until that date for the purpose of determining entitlement to dividends on the Common Stock, and that exercise shall be at the actual Exercise Price in effect at such date.



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                  4. If the Company shall at any time consolidate or merge with or into another corporation, (a) the Company shall give at least twenty (20) days prior written notice to the Warrant Holder of such consolidation or merger and the terms thereof, and (b) the Warrant Holder may at its exclusive option exercise its Warrant in whole or in part.

                  5. The Exercise Price shall be subject to adjustment as follows:

                     (a) In case the Company shall, after the date hereof, (i) pay a stock dividend or make a distribution in shares of its capital stock (whether shares of its Common Stock or of capital stock of any other class),
(ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, the Exercise Price in effect immediately prior to such action shall be adjusted so that the holder of this Warrant thereafter surrendered for exercise shall be entitled to receive an equivalent number of shares of capital stock of the Company which he would have owned immediately following such action had this Warrant been exercised immediately prior thereto. Any adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

                     (b) In case the Company shall issue any capital stock, or any rights, warrants or other securities convertible into shares of capital stock of the Company entitling such subscriber or purchaser to subscribe for or purchase shares of capital stock at a price per share less than the Exercise Price then in effect on the date of such issuance, the Exercise Price shall be adjusted to such lower price per share at which such capital stock or such rights, warrants or other securities are issued (such price per share to include any consideration paid by the holders to acquire such security, if any, plus any amount paid to the Company to exercise or convert such security). Such adjustment shall be made whenever such capital stock or such rights, warrants or other securities are issued, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such capital stock or such rights, warrants or other securities.

                     (c) Whenever the Exercise Price is adjusted as provided in
Section 5(a) or 5(b) herein, the Company will promptly mail to the Warrant Holder a certificate of the Company's Treasurer or Chief Financial Officer setting forth the Exercise Price as so adjusted and a brief statement of facts accounting for such adjustment.

                     (d) Irrespective of any adjustment or change in the Exercise Price and the number of shares actually purchasable under this Warrant, this Warrant may continue to express the Exercise Price per share as expressed upon this Warrant when initially issued.



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                  6. If this Warrant is lost, stolen or destroyed, the Company shall, subject to such reasonable terms as to indemnity as are commonly imposed in respect of warrants which are not registered pursuant to the Act, issue a new Warrant of like denomination and tenor as, and in substitution for, the Warrant so lost, stolen or destroyed, and in the event this Warrant shall be mutilated, the Company shall, upon the surrender hereof, issue a new Warrant of like denomination and tenor as, and in substitution for, the Warrant so mutilated.

                  7. Notwithstanding anything to the contrary contained in this Warrant, this Warrant and the shares of Common Stock underlying this Warrant may not be sold, assigned or transferred at any time, in any manner or by any person or entity unless the Warrant and such shares, as the case may be, are registered pursuant to the Securities Act of 1933, as amended (the "Act"), and under applicable state securities laws or an exemption from the Act and such state securities laws is available in respect of the Warrant and such shares for such sale, assignment or transfer, as the case may be.

                  8. (a) Upon the exercise of this Warrant and the issuance of shares pursuant to the terms hereto, the Company shall instruct the Company's transfer agent to issue stock certificates bearing the following legend:

                           THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A PRIOR EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR A PRIOR OPINION OF COUNSEL TO THE COMPANY OR SUCH OTHER COUNSEL AS SHALL BE SATISFACTORY TO THE COMPANY STATING THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR STATE SECURITIES LAWS.

                     (b) The Company shall impose a "stop transfer" instruction with respect to the certificates representing the Common Stock issued upon the exercise of this Warrant. Nothing in this Section 8, however, shall affect in any way the Warrant Holder's obligations and


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agreements to comply with all applicable securities laws upon resale of the
Common Stock issued upon the exercise of this Warrant.

                  9. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of New York without giving effect to its conflict of laws rules.

                  10. This Warrant cannot be amended, supplemented or changed, and no provision hereof can be waived, except by a written instrument making specific reference to this Warrant and signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought. The Exhibit to this Warrant is incorporated herein by reference to the same extent as if set forth herein in full. A waiver of any right derived hereunder by the Warrant Holder shall not be deemed a waiver of any other right derived hereunder.

                  11. This Warrant shall be binding upon the Company and shall inure to the benefit of the Warrant Holder, and their respective successors and permitted assigns.


                                                        SOULFOOD CONCEPTS, INC.



                                                        By:
                                                           --------------------
                                                           Name:
                                                           Title:


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                                    EXHIBIT A

                                SUBSCRIPTION FORM

 (To be executed by the Warrant Holder to exercise the Warrant in whole or in part)

  TO: SOULFOOD CONCEPTS, INC.


         The undersigned, whose Social Security or Tax Identification Number is __, hereby irrevocably elects the right of purchase represented by the within Warrant for, and to purchase thereunder, ____________ shares of Common Stock and tenders payment herewith to the order of Soulfood Concepts, Inc. (the "Company") in the amount of $__. The undersigned requests that certificates for such shares of Common Stock be issued in the name of the undersigned Warrant Holder as follows:

         Name:

         Address:

         Deliver to:

         Address:

and, if said number of shares of Common Stock shall not be all the shares of the Common Stock purchasable thereunder, then a new Warrant for the balance of the remaining shares of Common Stock purchasable thereunder be registered in the name of, and delivered to, the undersigned at the address stated below.

         Address:

         Dated:

         Warrant Holder:                             Signature Guaranteed:


         By:
            ----------------------                   --------------------------